UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        DATE OF REPORT (Date of earliest event reported): August 14, 2001

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         ------------------------------

          INDIANA                        0-17071                  35-1544218
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


                                   Page 1 of 6
                             Exhibit Index on Page 4
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Items 1-4.     Not Applicable.

Item 5.        Other Events and Regulation FD Disclosure.

     On August 14, 2001, the Board of Directors of First Merchants Corporation declared a five percent (5%) stock dividend on its shares of outstanding common stock. The dividend is payable to shareholders of record on September 3, 2001. The date of delivery of shares to be issued pursuant to the stock dividend is September 24, 2001.

     Fractional shares will not be issued in connection with the stock dividend. In lieu of issuing fractional shares, the Company shall pay each shareholder otherwise entitled to a fractional share an amount in cash equal to the fraction of the average of the highest "bid" and the lowest "offered" quotations for a share on the September 3, 2001 record date, as reported by the National Association of Securities Dealers Automated Quotations System.

Item 6.        Not Applicable.

Item 7.        Financial Statements and Exhibits.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  (99) Press Release dated August 22, 2001.

Item 8.        Not Applicable.

Item 9.        Not Applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATE: August 22, 2001.


                                        FIRST MERCHANTS CORPORATION



                                        ----------------------------------------
                                        Larry R. Helms,
                                        Senior Vice President

                                  EXHIBIT INDEX


(99)   Press Release dated August 22, 2001.